Exhibit 10.3
AMENDMENT NO. 1
TO
INVESTMENT AGREEMENT
          This AMENDMENT NO. 1 (this “Amendment”) to the Investment Agreement, dated as of October 23, 2099 (the “Investment Agreement”), by and among Builders FirstSource, Inc., a Delaware corporation (the “Company”), JLL Partners Fund V, L.P., a Delaware limited partnership (“JLL Fund V”), and Warburg Pincus Private Equity IX, L.P., a Delaware limited partnership (“Warburg Pincus”) is made and entered into as of the 2nd day of December, 2009, by and among the Company, JLL Fund V, and Warburg Pincus. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Investment Agreement.
          WHEREAS, pursuant to Section 17 of the Investment Agreement, the Investment Agreement may be amended by a writing signed by the Company upon the approval of the Special Committee, JLL Fund V, and Warburg Pincus; and
          WHEREAS, the Company, JLL Fund V, and Warburg Pincus each desire to amend the Investment Agreement on the terms set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
     Section 1. Amendment to Section 8(a)(xi). Section 8(a)(xi) of the Investment Agreement is hereby deleted and replaced in its entirety with the following:
     (xi) Debt Exchange. At least ninety percent (90%) of the aggregate principal amount of outstanding Notes shall have been validly exchanged in the Debt Exchange.
     Section 2. No Other Amendments to the Investment Agreement.
          2.1 On and after the date hereof, each reference in the Investment Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Investment Agreement, as amended hereby. Notwithstanding the foregoing, references to the date of the Investment Agreement, as amended hereby, shall in all instances continue to refer to October 23, 2009, and references to “the date hereof” and “the date of this Agreement” shall continue to refer to October 23, 2009.
          2.2 Except as otherwise expressly provided herein, all of the terms and conditions of the Investment Agreement remain unchanged and continue in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Investment Agreement or any of the documents referred to therein.
     Section 3. Effect of Amendment. This Amendment shall form a part of the Investment Agreement for all purposes, and each party hereto and thereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Investment Agreement shall be deemed a reference to the Investment Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.
     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.
     Section 5. Counterparts. This Amendment may be executed in counterparts (including by facsimile), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     Section 6. Headings. The descriptive headings of the several sections of this Amendment were formulated, used and inserted in this Amendment for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have signed or caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President

JLL PARTNERS FUND V, L.P.
By:	JLL Associates V, L.P., its general partner

By:	JLL Associates G.P. V, L.LC., its general partner

By:	/s/ Paul S. Levy
	Name:	Paul S. Levy
	Title:	Managing Member

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
By:	Warburg Pincus IX LLC, General Partner

By:	Warburg Pincus Partners, LLC, Sole Member

By:	Warburg Pincus & Co., Managing Member

By:	/s/ Kevin Kruse
	Name:	Kevin Kruse
	Title:	Managing Director

[Signature Page to Amendment to Investment Agreement]